EXHIBIT 1.10


BRITISH    Ministry of Finance          Mailing Address:           Location:
           Corporate and Personal       PO BOX 9431 Stn Prov Govt  2nd Floor-940
COLUMBIA   Property Registries          Victoria BC V8W 9V3        Blanshard St
           www.corporateonline.gov.bc.ca                           Victoria BC
                                                                   250 356-8626


                                                  CERTIFIED COPY
  Transition Application
                                      Of a Document filed with the Province of
           Form 43                    British Columbia Registrar of Companies
  BUSINESS CORPORATIONS ACT
         SECTION 437                              /s/ J.S. Powell
                                                 -----------------
                                                   J.S. Powell
                                                   January 5, 2005


FILING DETAILS:           TRANSITION APPLICATION FOR:
                          AMADOR GOLD CORP.

FILED DATE AND TIME:      JANUARY 5, 2005  10:44 AM  PACIFIC TIME

TRANSITION DATE AND       TRANSITIONED ON JANUARY 5, 2005  10:44 AM PACIFIC TIME
TIME:
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                             TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

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         INCORPORATION NUMBER:                     NAME OF COMPANY:
         BC0219019                                 AMADOR GOLD CORP.

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                               NOTICE OF ARTICLES

         NAME OF COMPANY:
         AMADOR GOLD CORP.


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REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                            DELIVERY ADDRESS:
1100, 888 DUNSMUIR STREET                   1100, 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4                        VANCOUVER BC V6C 3K4


RECORDS OFFICE INFORMATION

MAILING ADDRESS:                            DELIVERY ADDRESS:
1100, 888 DUNSMUIR STREET                   1100, 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4                        VANCOUVER BC V6C 3K4


DIRECTOR INFORMATION


LAST NAME, FIRST NAME MIDDLE NAME:
SOUTHAM, PHILIP J.

MAILING ADDRESS:                            DELIVERY ADDRESS:
19021 117A AVENUE                           19021 117A AVENUE
PITT MEADOWS BC V3Y I Y4                    PITT MEADOWS BC V3Y 1Y4


LAST NAME, FIRST NAME MIDDLE NAME:
HUGHES, RICHARD W. (NAME CORRECTED, FORMERLY HUGHES, RICHARD W

MAILING ADDRESS:                            DELIVERY ADDRESS:
BOX 16, 5447 BURLEY PLACE                   BOX 16, 5447 BURLEY PLACE
SECHELT BC VON 3AO                          SECHELT BC VON 3AO


LAST NAME, FIRST NAME MIDDLE NAME:
EVOY, LYNN W.

MAILING ADDRESS:                            DELIVERY ADDRESS:
14048, 30TH AVENUE                          14048, 30TH AVENUE
SURREY BC V4P 2N3                           SURREY BC V4P 2N3


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LAST NAME, FIRST NAME MIDDLE NAME:
BULLOCK, RUPERT L.

MAILING ADDRESS:                            DELIVERY ADDRESS:
16493 26TH AVENUE                           16493 26TH AVENUE
SURREY BC V3S 9W9                           SURREY BC V3S 9W9


PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.       100,000,000             COMMON Shares         Without Par Value


                                                       Without Special Rights or
                                                       Restrictions attached


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